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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 12, 2003, in Pre-Effective Amendment Number 3 to the Registration Statement (Form N-2 No. 333-100751 and 811-21241) of RMR Real Estate Fund


                                            /s/ ERNST & YOUNG LLP


Boston, Massachusetts
December 12, 2003